EXHIBIT 32.2

             PRINCIPAL EXECUTIVE OFFICER'S CERTIFICATION PURSUANT TO
                                  SECTION 1350
                           (FURNISHED, BUT NOT FILED)

In connection with the Annual Report of Dominion Resources, Inc. (the Company) on Form 10-KSB for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Joseph Bellantoni, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Bellantoni
---------------------
Joseph Bellantoni
Chief Financial Officer
January 14, 2004

         A signed original of this written statement required by Section 906 has been provided to Dominion Resources, Inc. and will be retained by Dominion Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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